-AllianceBernstein Greater China ‘97 Fund

Supplement dated May 3, 2012 to the Prospectus and Summary Prospectus (the “Prospectuses”) dated November 1, 2011 for AllianceBernstein Greater China ‘97 Fund (the “Fund”), offering Class A, Class B, Class C and Advisor Class shares of the Fund.

At a meeting held on May 1-3, 2012, the Board of Directors (the “Board”) of AllianceBernstein Greater China ‘97 Fund approved the liquidation and dissolution of the Fund. The Fund has suspended sales of its shares to new investors pending the completion of the liquidation and the payment of liquidating distributions to its shareholders. The Fund expects to make the liquidating distributions on or shortly after July 30, 2012 and will convert its assets to cash shortly before this date.

In connection with the liquidation, the Board approved the immediate suspension of the Fund’s distribution and/or service (Rule 12b-1) fees. The Board also approved the waiver of contingent deferred sales charges (“CDSCs”) upon redemptions of the Fund’s shares on or after the date of this Supplement. This CDSC waiver also applies to redemptions of shares of other AllianceBernstein Mutual Funds that are acquired through exchange of the Fund’s shares on or after the date of this Supplement.

Fund shareholders as of May 3, 2012 may continue to purchase new shares of the Fund until June 4, 2012. Shareholders may redeem shares of the Fund, and may exchange shares of the Fund for shares of the same class of other AllianceBernstein Mutual Funds, until July 27, 2012. Shareholders should be aware that the Fund is no longer pursuing its stated investment objective or engaging in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectuses for future reference.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SUP-0101-0512